The Gabelli Dividend Growth Fund N-CSRS

Exhibit 99.(b)

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Dividend Growth Fund (the “Registrant”),, certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 3, 2021	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

I, John C. Ball, Principal Financial Officer and Treasurer of The Gabelli Dividend Growth Fund (the “Registrant”),, certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 3, 2021	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer